SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 28, 2001
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                      MGI PROPERTIES LIQUIDATING TRUST
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             (Exact name of registrant as specified in its charter)


    Massachusetts                   1-6833           04-3532592
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


           50 Congress Street, Suite 222, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 248-2300
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Item 5.  Other Events.
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                  On March 28, 2001, MGI Properties  Liquidating Trust announced that the Trust's Board of Trustees has declared a distribution of $.45 per unit payable April 12, 2001 to unit holders of record at the close of business on April 4. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c) Exhibits

         Exhibit No.                    Exhibit
         -----------                    -------

           99.1            Press Release dated March 28, 2001.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MGI PROPERTIES LIQUIDATING TRUST
                                              --------------------------------
                                              (Registrant)



Dated: April 2, 2001                          By: /s/ Phillip C. Vitali
                                                  ----------------------
                                                 Name: Phillip C. Vitali
                                                 Title: Executive Vice President
                                                            and Treasurer



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                                  EXHIBIT INDEX


99.1              Press Release dated March 28, 2001.